EXHIBIT 1.1

                                8,030,187 Shares

                         SINCLAIR BROADCAST GROUP, INC.

                              Class A Common Stock

                             UNDERWRITING AGREEMENT

                                                                   April 7, 1998

SALOMON SMITH BARNEY
SMITH BARNEY INC.
BT ALEX. BROWN INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
FURMAN SELZ LLC
GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
NATIONSBANC MONTGOMERY SECURITIES LLC

         As Representatives of the Several Underwriters

c/o SMITH BARNEY INC.
         388 Greenwich Street
         New York, New York  10013

Dear Sirs:

         Sinclair Broadcast Group, Inc., a Maryland corporation (the "Company"), proposes to issue and sell an aggregate of 6,000,000 shares of its Class A Common Stock, par value $0.01 per share (the "Class A Common Stock" and, together with the Company's Class B Common Stock, par value $0.01 per share, the "Common Stock"), to the several Underwriters named in Schedule II hereto (the "Underwriters") for whom Smith Barney Inc., BT Alex. Brown Incorporated, Credit Suisse First Boston Corporation, Bear, Stearns & Co. Inc., Furman Selz LLC,
Goldman,   Sachs  &  Co.,  Lehman  Brothers  Inc.,  and  NationsBanc  Montgomery
Securities LLC are acting as representatives (the "Representatives") and the persons named in Schedule I hereto (the "Selling Stockholders") propose to sell to the several Underwriters an aggregate of 2,030,187 shares of Class A Common Stock. The Company and the Selling Stockholders are hereinafter sometimes referred to as the "Sellers." The 6,000,000 shares of Class A Common Stock to be issued and sold to the Underwriters by the Company and the 2,030,187 shares of Class A Common Stock to be sold to the Underwriters by the Selling Stockholders are hereinafter referred to as the "Firm Shares." The Company and the Selling Stockholders also propose to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional 900,000 and 304,528 shares of Class A Common Stock, respectively (all of such shares, the "Additional Shares"). The
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Firm  Shares and the Additional Shares are hereinafter collectively  referred to as the "Shares."

         The Company and the Selling Stockholders wish to confirm as follows their respective agreements with you and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Shares by the Underwriters.

         1. Registration Statement and Prospectus. The Company has prepared and filed with the Commission in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 under the Act (the "Company registration statement"), including a prospectus, and a prospectus supplement subject to completion, relating to the Shares to be sold by the Company hereunder and a registration statement on Form S-3 under the Act (the "selling stockholder registration statement" and together with the Company registration statement, the "registration statements"). The term "Registration Statement" as used in this Agreement means the registration statements (including all financial schedules and exhibits), as amended at the time they become effective, or, if the registration statements became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement and shall include in any such case the information, if any, deemed to be a part of such registration statements pursuant to Rule 430A(b) under the Act. If it is contemplated, at the time this Agreement is executed, that post-effective amendments to the registration statements will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statements as amended by said post-effective amendments and including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b), under the Act. If the Company files a registration statement to register a portion of the Shares pursuant to Rule 462(b) under the Act (the "Rule 462(b) Registration Statement"), then after such filing the term "Registration Statement" in this Agreement shall be deemed to include the Rule 462(b) Registration Statement at the time it became effective. The term "Prospectus" as used in this Agreement means the prospectuses, including any prospectus supplement relating to the offering of the Shares, in the forms included in the Registration Statement, or, if the prospectuses included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in prospectuses filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectuses in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectuses filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectuses (including any preliminary prospectus supplement relating to the offering of the Shares) subject to completion in the form included in the Registration Statement at the time of the filing of any preliminary prospectus supplement as part of the Registration Statement with the Commission, and as such prospectuses shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to the registration statements, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statements, the Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the registration statements, the Registration Statement, any

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Prepricing Prospectus,  the Prospectus,  or any amendment or supplement thereto;
"Rules and Regulations" means the rules and regulations adopted by the Commission under either the Act or the Exchange Act, as applicable; and "Person" means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization or government or department or agency thereof.

         2. Agreements to Sell and Purchase. Subject to such adjustments as you may determine in order to avoid fractional shares, the Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $56.07 per Share (the "Purchase Price Per Share"), the number of Firm Shares which bears the same proportion to the total number of Firm Shares being sold by the Company (6,000,000) as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholders (8,030,187).

         Subject to such adjustments as you may determine in order to avoid fractional shares, each Selling Stockholder severally agrees, subject to all the terms and conditions set forth herein, to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter, severally and not jointly, agrees to purchase from each Selling Stockholder at the Purchase Price Per Share the number of Firm Shares which bears the same proportion to the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule I hereto as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholders (8,030,187).

         The Company and the Selling Stockholders also severally agree, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of

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the  representations,  warranties  and agreements of the Company and the Selling
Stockholders herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company and the Selling Stockholders, at the Purchase Price Per Share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the prospectus supplement relating to the offering of the Shares (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange and the Nasdaq National Market are open for trading), up to 900,000 Additional Shares of Class A Common Stock from the Company and an aggregate of 304,528 Additional Shares of Class A Common Stock from the Selling Stockholders as set forth on Schedule I. Additional Shares may be purchased only for the purpose of covering over-allotments made in
connection  with  the  offering  of  the  Shares.   Upon  any  exercise  of  the
over-allotment option, subject to such adjustments as you may determine in order to avoid fractional shares, each Underwriter, severally and not jointly, agrees first to purchase from each of the Selling Stockholders, in proportions equal to those of the maximum numbers of Additional Shares made available by the Selling Stockholders for the over-allotment option, at the Purchase Price Per Share, that number of Additional Shares which bears the same proportion to the total
number  of  Additional   Shares  being  sold  by  such  party  pursuant  to  the
over-allotment option as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholders (8,030,187) and second, to purchase from the Company, in proportions equal to those of the maximum number of Additional Shares made available by the Company for the over-allotment option, at the Purchase Price Per Share, that number of Additional Shares which bears the same proportion to the total number of Additional Shares being sold by the Company pursuant to the over-allotment option as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholders (8,030,187).

         Certificates in transferable form for the Shares which each of the Selling Stockholders agrees to sell pursuant to this Agreement have been placed in custody with BankBoston, N.A. (the "Custodian") for delivery under this Agreement pursuant to one or more Custody Agreements and Powers of Attorney (the "Custody Agreement") executed by each of the Selling Stockholders appointing Anthony J. Bolland, Roy F. Coppedge, III and Richard Wallace as agents and attorneys-in-fact (the "Attorneys-in-Fact"). Each Selling Stockholder agrees that (i) the Shares represented by the certificates held in custody pursuant to the Custody Agreement are subject to the interests of the Underwriters, the Company and each other Selling Stockholder, (ii) the arrangements made by the Selling Stockholders for such custody are, except as specifically provided in the Custody Agreement, irrevocable, and (iii) the obligations of the Selling Stockholders

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hereunder and under the Custody  Agreement shall not be terminated by any act of such Selling Stockholder or by operation of law, whether by the death or incapacity of any Selling Stockholder or the occurrence of any other event. If any Selling Stockholder shall die or be incapacitated or if any other event, shall occur before the delivery of the Shares hereunder, certificates for the Shares of such Selling Stockholder shall be delivered to the Underwriters by the Attorneys-in-Fact in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death or incapacity or other event had not occurred, regardless of whether or not the Attorneys-in-Fact or any Underwriter shall have received notice of such death, incapacity or other event. Each Attorney-in-Fact is authorized, on behalf of each of the Selling Stockholders, to execute this Agreement and any other documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by such Selling Stockholder, to make delivery of the certificates for such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom any expenses to be borne by such Selling Stockholder in connection with the sale and public offering of such Shares, to distribute the balance thereof to such Selling Stockholder, and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement. Each Attorney-in-Fact agrees to perform his duties under the Custody Agreement.

         3. Terms of Public Offering. The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

         4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of and payment for the Firm Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 9:00 A.M., New York City time, on April 14, 1998 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Company.

         Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Company of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement between you and the Company.

         Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall

                                       5
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request by written  notice (it being  understood  that a facsimile  transmission shall be deemed written notice) prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds to the order of the Company and the Attorneys-in-Fact.

         5. Agreements of the Company. The Company agrees with the several Underwriters as follows:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

                  (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or otherwise), business, prospects, properties, net worth or results of operations, or of the happening of any event, including the filing of any information, documents or reports pursuant to the Exchange Act, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the Rules and Regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

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
                  (c) The Company will furnish to you, without charge (i) seven signed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, (ii) such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request, (iii) such number of copies of the Incorporated Documents, without exhibits, as you may request, and (iv) seven copies of the exhibits to the Incorporated Documents.

                  (d) So long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, the Company will not (i) file any amendment to the Registration Statement, make any amendment or supplement to the Prospectus or file any document which, upon filing becomes an Incorporated Document, of which you shall not previously have been advised or to which you shall reasonably object after being so advised or (ii) file any information, documents or reports pursuant to the Exchange Act without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to such filing.

                  (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or blue sky laws of the jurisdictions in which the Shares are offered, by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

                  (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a Prospectus is required by the Act to be delivered in connection with sales by any Selling Stockholder, Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto), in accordance with the provisions of the Act and with the securities or blue sky laws of the jurisdictions in which the Shares are offered, by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated

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Document) to comply with the Act or any other law,  the Company  will  forthwith prepare and,  subject to the  provisions of paragraph  (d) above,  file with the
Commission  an   appropriate   supplement  or  amendment   thereto  or  file  an
Incorporated Document, and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and you, as Representatives of the several Underwriters, agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                  (g) The Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or blue sky laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

                  (h) The Company will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than fifteen months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

                  (i) During the period of five years after the date of this Agreement, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with any stock exchange or regulatory body and (ii) from time to time such other information concerning the Company as you may reasonably request.

                  (j) If this Agreement shall terminate or shall be terminated after execution and delivery pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 12 hereof or by notice given by you terminating this Agreement pursuant to Section 12 or Section 13 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Representatives for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

                  (k) The Company will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus.

                  (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectus in the proper manner pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

                  (m) Except for the issuance of shares of Class A Common Stock pursuant to acquisition agreements in existence on the date of this Agreement and except as provided in this Agreement, the Company will not offer to sell, sell, contract to sell or otherwise dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or grant any options or warrants to purchase Common Stock or such securities, for a period of 90 days after the date of the Prospectus, without the prior written consent of Smith Barney Inc.

                  (n) The Company has furnished or will furnish to you "lock-up" letters, in form and substance satisfactory to you, signed by each of its current officers and directors and each of its stockholders designated by you.

                  (o) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  (p) The Company will use its reasonable and diligent efforts to have the Shares listed, subject to notice of issuance of Shares, on the Nasdaq National Market concurrently with the execution of this Agreement.

         6. Agreements of the Selling Stockholders. Each of the Selling Stockholders severally agrees with the several Underwriters as follows:

                  (a) Such Selling Stockholder will cooperate to the extent necessary to cause the registration statements or any post-effective amendment thereto to become effective at the earliest possible time.

                  (b) Such Selling Stockholder will pay all federal and other taxes, if any on the transfer or sale of the Shares being sold by such Selling Stockholder to the Underwriters.

                  (c) Such Selling Stockholder will do or perform all things required to be done or performed by such Selling Stockholder prior to the Closing Date or any Option Closing Date, as the case may be, to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement or as otherwise reasonably requested by the Underwriters.

                  (d) Except as stated in this Agreement and in the Prepricing Prospectus and the Prospectus, such Selling Stockholder will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares. For purposes of this Section 6(d), any actions taken by BT Alex. Brown Incorporated will not be deemed to have been taken, directly or indirectly, by Pyramid Ventures, Inc.

                  (e) Such Selling Stockholder will advise you promptly and, if requested by you, will confirm such advice in writing, within the period of time referred to in Section 5(f) hereof, of any change of any information provided in writing to the Company or the Underwriters by such Selling Stockholder.

         7.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to each Underwriter that:

                  (a) Each Prepricing Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

                  (b) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The Registration Statement in the form in which it became or becomes effective, and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

                  (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (d) All the outstanding shares of the capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; the shares of Class A Common Stock which may be issued upon conversion of the Company's Class B Common Stock and Series B Preferred Stock, par value $.01 per share, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights and the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus.

                  (e) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect").

                  (f) All of the Company's subsidiaries (collectively, the "Subsidiaries") are listed on Exhibit A hereto. Each Subsidiary is a corporation or a trust duly organized, validly existing and in good standing in the jurisdiction of its incorporation or organization, as the case may be, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect; all the outstanding shares of capital stock or other ownership interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance except as described in the Prospectus.

                  (g) The Company has full legal right, power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it as provided herein. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the execution, delivery or performance of this Agreement by the Company or the consummation by the Company or any Subsidiary, as the case may be, of the transactions contemplated hereby, except such as may be required under the Act, the Exchange Act and state securities or blue sky laws or by the National
Association of Securities Dealers, Inc. (the "NASD"). The execution, delivery and performance of this Agreement by the Company and the consummation by the Company or any Subsidiary, as the case may be, of the transactions contemplated hereby does not and will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, constitute a default by the Company under, or result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms of any (A) indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of the Subsidiaries, as the case may be, is a party or to which any of them or any of their respective properties is subject, (B) the charter or bylaws or other organizational documents of the Company or any of the Subsidiaries, as the case may be, or (C) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company or any of the Subsidiaries or any of their respective properties.

                  (h) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

                  (i) Except as  described  or  referred  to in the  Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of the Subsidiaries is a party, or to which the property of the Company or any of the Subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of the Subsidiaries would individually or in the aggregate result in a Material Adverse Effect or might materially adversely affect the consummation of the transactions contemplated by this Agreement; and all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties, that are not described in the Prospectus or the Incorporated Documents, including ordinary routine litigation incidental to the business, would not, if determined adversely to the Company or any of the Subsidiaries, individually or in the aggregate, result in a Material Adverse Effect.

                  (j) Neither the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or bylaws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound and no condition or state of facts exists, with which the passage of time or the giving of notice or both would constitute such a default, except in each case where such violation or default would not, singly or in the aggregate, have a Material Adverse Effect.

                  (k) There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration
Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

                  (l) The accountants, Arthur Andersen LLP, KPMG Peat Marwick LLP and Price Waterhouse LLP, who have certified or shall certify the financial statements included in or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants as required by the Act.

                  (m) The consolidated financial statements, together with the related schedules and notes included in or incorporated by reference in the Registration Statement and the Prospectus as of the date thereof, as of the date hereof and as of the Closing Date present or will present fairly the consolidated financial position, results of operations and changes in financial position of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis, except as otherwise stated therein. The selected financial data and summary financial data included in or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein as of the date thereof, as of the date hereof and as of the Closing Date and have been compiled on a basis consistent with that of the audited consolidated financial statements included in or incorporated by reference in the Registration Statement and the Prospectus. The pro forma financial statements and other pro forma financial information included in or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein in accordance with the adjustments and assumptions described therein as of the date thereof, as of the date hereof and as of the Closing Date, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma basis described therein and in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                  (n) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

                  (o) Each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances, except such as are described in the Registration Statement and the Prospectus or with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company and the Subsidiaries and could not reasonably be expected individually or in the aggregate to result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and the
Subsidiaries taken as a whole, and under which the Company or any of the Subsidiaries holds properties whether or not described in the Registration
Statement and the Prospectus, are in full force and effect and neither the Company nor any of the Subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any of the Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, which claim could reasonably be expected individually or in the aggregate to result in a Material Adverse Effect.

                  (p)  Each  of  the  Company  and  the  Subsidiaries   owns  or
possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, trademarks, service marks, trade names and know-how (including trade secrets and other patentable and/or unpatentable proprietary or confidential information or procedures) (collectively, "intellectual property") necessary to carry on its business as presently operated by it, except where the failure to own or possess or have the ability to acquire any such intellectual property would not individually or in the aggregate result in a Material Adverse Effect; and none of the Company or any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts which would render any intellectual property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein and which infringement or conflict could reasonably be expected in the aggregate to result in a Material Adverse Effect.

                  (q) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Act. None of the Company or any of the Subsidiaries has taken, or will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Shares or any shares of capital stock of the Company.

                  (r) Except as described in or contemplated by the Prospectus, each of the Company and the Subsidiaries owns or possesses all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own its properties and to conduct its business in the manner described in the Prospectus, except where the failure to own or possess such licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively, "Material Licenses") would not individually or in the aggregate result in a Material Adverse Effect; all of the Material Licenses are valid and in full force and effect; and no event, including receipt of notice of proceedings relating to revocation or modification of any Material License, has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of any holder of any such Material License, subject in each case to such qualifications as may be set forth in the Prospectus.

                  (s) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (t) To the best of the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (u) Except as disclosed in the Prospectus, all United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been filed (taking into account extensions granted by the applicable federal governmental agency) and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the payment of which would not individually or in the aggregate result in a Material Adverse Effect. All other corporate franchise and income tax returns of the Company and the Subsidiaries required to be filed pursuant to applicable foreign, state or local law have been filed except insofar as the failure to file such returns would not individually or in the aggregate result in a Material Adverse Effect, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the payment of which would not individually or in the aggregate result in a Material Adverse Effect.

                  (v) Except for rights which have been waived, no holder of any security of the Company or any Subsidiary has any right to require registration of any debt or equity security of the Company because of consummation of the transactions contemplated by this Agreement or otherwise. Except as described or incorporated by reference in or contemplated by the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue any debt or equity security of the Company or any security convertible into or exchangeable or exercisable for any debt or equity security of the Company.

                  (w) Each of the Company and the Subsidiaries is not now, and after sale of the Shares as contemplated hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                  (x) The Company has filed in a timely manner each document or report required to be filed by it pursuant to the Exchange Act and the rules and regulations thereunder; each such document or report (including any financial statements) and any amendment thereto at the time it was filed conformed to the requirements of the Exchange Act and the rules and regulations thereunder; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (y) Except as described in the Prospectus, the Company and the Subsidiaries comply in all material respects with all Environmental Laws (as defined below), except to the extent that failure to comply with such Environmental Laws would not individually or in the aggregate result in a Material Adverse Effect. To the knowledge of the Company, none of the Company or any of the Subsidiaries is the subject of any pending or, to the knowledge of the Company, threatened federal, state or local investigation evaluating whether any remedial action by the Company or any of the Subsidiaries is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company's or any of the Subsidiaries' business operations or ownership or possession of any of their properties or assets or is in contravention of any Environmental Law that could reasonably be expected individually or in the aggregate to result in a Material Adverse Effect. None of the Company or any of the Subsidiaries have received any notice or claim, nor are there pending or, to the knowledge of the Company, threatened lawsuits against them, with respect to violations of an Environmental Law or in connection with any release of any Hazardous Material into the environment that could reasonably be expected in the aggregate to result in a Material Adverse Effect. As used herein, "Environmental Laws" means any federal, state or local law or regulation applicable to the Company's or any of the Subsidiaries' business operation or ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.

                  (z) No labor problem exists with the employees of the Company or any of the Subsidiaries or, to the knowledge of the Company, is imminent that, in either case, could reasonably be expected individually or in the aggregate to result in a Material Adverse Effect.

                  (aa) The Company and each of the Subsidiaries maintain insurance of the types and in the amounts that are reasonable for the businesses operated by them, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism, liability and malpractice, all of which insurance is in full force and effect.

                  (bb) The Company and each of the Subsidiaries is in compliance with, and each such entity has not received any notice of any outstanding violation of, all laws, regulations, ordinances and rules applicable to it and its operations, except, in either case, where any failure by the Company or any of the Subsidiaries to comply with any such law, regulation, ordinance or rule would not individually or in the aggregate result in a Material Adverse Effect.

                  (cc) There are no business relationships or related-party transactions of the nature described in Item 404 of Regulation S-K involving the Company or any of its Subsidiaries and any person described in such Item that are required to be disclosed in the Prospectus and which have not been so disclosed.

                  (dd) To the best of the Company's knowledge, each of Baltimore (WNUV-TV) Licensee, Inc. as the licensee of WNUV-TV, Baltimore, Maryland; WVTV Licensee, Inc. as the licensee of WVTV(TV), Milwaukee, Wisconsin; WPTT, Inc. as the licensee of WCWB(TV), Pittsburgh, Pennsylvania; Raleigh (WRDC-TV) Licensee, Inc. as the licensee of WRDC(TV), Durham, North Carolina; River City License Partnership as the licensee of WTTV(TV), Bloomington, Indiana and WTTK(TV), Kokomo, Indiana; Anderson (WFBC-TV) Licensee, Inc. as the licensee of WFBC-TV, Anderson, South

Carolina; San Antonio (KRRT-TV) Licensee, Inc. as the licensee of KRRT(TV), Kerrville, Texas; Tiab Communications Corporation as the licensee of WILT(AM), Mt. Pocono, Pennsylvania; WDBB-TV, Inc. as the licensee of WDBB(TV), Tuscaloosa, Alabama; Birmingham (WABM-TV) Licensee, Inc. as the licensee of WABM(TV), Birmingham, Alabama; Phase II Broadcasting, Inc. as the licensee of WLTS-FM, Slidell, Louisiana and WTKL(FM), New Orleans, Louisiana; Television Fit for Life, Inc. as the licensee of WFGX(TV), Ft. Walton Beach, Florida; and Champlain Valley Telecasting, Inc. as the permittee of WFFF(TV), Burlington, Vermont (each individually an "LMA Station" and together the "LMA Stations") owns or possesses all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own its properties (collectively, the "LMA Material Licenses"), and to conduct its business in the manner described in the Prospectus, except where the failure to own or possess such licenses, permits, certificates, consents, orders, approvals and other authorizations would not individually or in the aggregate result in any Material Adverse Effect; all of the LMA Material Licenses are valid and in full force and effect; and no event, including receipt of notice of proceedings relating to revocation or modification of any LMA Material License, has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of any holder of any such permit, subject in each case to such qualifications as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the LMA Station or the Company and the Subsidiaries; and there is in full force and effect with each LMA Station a contract, enforceable in accordance with its terms against the Company and against the LMA Station pursuant to which the Company provides programming services to the LMA Station as described or except as described in the Incorporated Documents.

                  (ee) The execution and delivery of the Heritage Acquisition Agreements (as defined in the Prospectus), the agreements (the "Lakeland Acquisition Agreements") relating to the Lakeland Acquisition (as defined in the Prospectus), the agreements (the "Max Media Acquisition Agreements") relating to the Max Media Acquisition (as defined in the Prospectus) and the agreements (the "Sullivan Acquisition Agreements") relating to the Sullivan Acquisition (as defined in the Prospectus) by the Company have been duly authorized by all necessary corporate action. The Heritage Acquisition Agreements, the Lakeland Acquisition Agreements, the Max Media Acquisition Agreements and the Sullivan Acquisition Agreements have been duly executed and delivered by the Company and after execution and delivery by the other parties thereto are the legal, valid, binding and enforceable obligations of the parties thereto. The representations and warranties of the Company contained in the Heritage Acquisition Agreements, the Lakeland Acquisition Agreements, the Max Media Acquisition Agreements and the Sullivan Acquisition Agreements are true and correct on and as of the date hereof and on and as of the Closing Date. There have been no amendments to the Heritage Acquisition Agreements, the Lakeland Acquisition Agreements, the Max

Media Acquisition Agreements or the Sullivan Acquisition Agreements subsequent to the date thereof.

         8. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

                  (a) Such Selling Stockholder now has, and on the Closing Date will have, valid and marketable title to the Shares to be sold by such Selling Stockholder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer.

                  (b) Such Selling Stockholder now has, and on the Closing Date will have, full legal right, power and authorization, and any approval required by law, to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement, and upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire valid and marketable title to such Shares free and clear of any lien, claim, security interest, or other encumbrance.

                  (c) Each of this Agreement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms. By law no spousal consents are needed and no agreement, indenture or other instrument exists which would require spousal consents to effectuate the transactions contemplated by this Agreement or the Custody Agreement.

                  (d) Neither the execution and delivery of this Agreement or the Custody Agreement by or on behalf of such Selling Stockholder nor the consummation of the transactions herein or therein contemplated by or on behalf of such Selling Stockholder requires any consent, approval, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Act or such as may be required under state securities or blue sky laws governing the purchase and distribution of the Shares) or conflicts or will conflict with or constitutes or will constitute a breach of, or default under, or violates or will violate, any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is or may be bound or to which any of such Selling Stockholder's property or assets is subject, or any statute, law, rule, regulation, ruling, judgment, injunction, order or decree applicable to such Selling Stockholder or to any property or assets of such Selling Stockholder.

                  (e)  The   representations  and  warranties  of  such  Selling
Stockholder in the Custody Agreement are, and on the Closing Date and any Option Closing Date will be, true and correct.

                  (f) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, except for the lock-up arrangements described in the Prepricing Prospectus or the Prospectus. For purposes of this section 8(f), any actions taken by BT Alex. Brown Incorporated will not be deemed to have been taken, directly or indirectly, by Pyramid Ventures, Inc.

         9.       Indemnification and Contribution.

                  (a) Each of the Company and the Selling Stockholders severally and not jointly agrees to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prepricing Prospectus or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, that no Selling Stockholder shall be liable hereunder for any untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement, the Prepricing Prospectus or the Prospectus or in any amendment or supplement thereto unless based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therein in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of such Selling Stockholder expressly for use therein; and provided, further, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company or any of the Selling Stockholders may otherwise have. Notwithstanding anything in this Agreement to the contrary, no Selling Stockholder shall be liable under this
Section 9(a), or under any other provision of this Agreement, for any amount in excess of the aggregate public offering price of the Shares sold by such Selling Stockholder.

                  (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company or any Selling Stockholder, such Underwriter or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying parties and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Underwriter, to the extent provided in paragraph (a) above, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each Selling Stockholder to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any of its officers who sign the Registration Statement, any person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act or any Selling Stockholder based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any of its officers who sign the Registration Statement, any person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act or any Selling Stockholder shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

                  (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraph (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company, the Selling Stockholders or the Underwriters from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company and the Selling Stockholders and the underwriting discounts and commissions received by the Underwriters, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding, but in no event shall the contribution obligation of any Selling Stockholder exceed the aggregate public offering price of the Shares sold by such Selling Stockholder. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total fees received (and not reimbursed to the Company) by such Underwriter with respect to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 12 hereof) and not joint.

                  (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company and the Selling Stockholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers, the Selling Stockholders or any person controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, or a Selling Stockholder shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

         10. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth or results of operations of the Company or the Subsidiaries not contemplated by the Prospectus, which in your opinion, as Representatives of the several Underwriters, would materially, adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Company or any officer or director of the Company or any Selling Stockholder which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially adversely affect the market for the Shares.

                  (c) You shall have received on the Closing Date, an opinion of Thomas & Libowitz, P.A., counsel for the Company, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                           (i) The  Company  has been duly  incorporated  and is
validly existing as a corporation in good standing under the laws of the State of Maryland, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a Material Adverse Effect;

                           (ii) All of the  outstanding  shares of capital stock
of the Company have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive or similar rights of stockholders of the Company arising under the corporation laws of the State of Maryland, under the charter or bylaws of the Company or, to the best of such counsel's knowledge, under any agreement to which the Company is a party;

                           (iii)  Each  of  the   Subsidiaries   has  been  duly
incorporated and is validly existing as a corporation or trust in good standing under the laws of its respective jurisdiction of incorporation or organization, as the case may be, with full power and authority (corporate or other) to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation or trust in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification; and all of the outstanding shares of capital stock or other ownership interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of any preemptive or similar rights of stockholders of such Subsidiary arising under the laws of its respective jurisdiction of incorporation or organization, as the case may be, its charter or bylaws or other organizational documents or, to the best of such counsel's knowledge, under any agreement to which such Subsidiary is a party, and all of the outstanding shares of capital stock or other ownership interests of each of the Subsidiaries are owned beneficially by the Company free and clear of all liens, encumbrances, equities and claims except as described in the Prospectus;

                           (iv) To the best knowledge of such counsel, except as
described or referred to in the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of the Subsidiaries is a party, or to which the property of the Company or any of the Subsidiaries is subject, before or brought by any court or governmental agency or body which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate result in any material adverse change in the business, financial position, net worth, results of operations or prospects, or materially adversely affect the properties and assets collectively of the Company and the Subsidiaries taken as a whole or might materially adversely affect the consummation of the transactions contemplated by the Registration Statement; and all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties that are not described in the Prospectus, including ordinary routine litigation incidental to the business, are considered in the aggregate not to result in a material adverse change in the business, financial position, net worth, results of operation or prospects, or materially adversely affect the properties and assets collectively of the Company and the Subsidiaries taken as a whole;

                           (v) The execution,  delivery and  performance of this
Agreement, and the consummation by the Company of the transactions contemplated hereby and compliance by the Company with the terms hereof does not and will not conflict with or result in a breach or violation by the Company or any Subsidiary, as the case may be, of any of the terms or provisions of, constitute a default by the Company or any Subsidiary, as the case may be, under, or result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of the Company or any Subsidiary, as the case may be, pursuant to the terms of (a) any material indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries, as the case may be, is a party or to which any of them or any of their respective properties is subject; (b) the charter or bylaws or other organizational documents of the Company or any Subsidiary, as the case may be; or (c) any statute, rule or regulation or, to the best of such counsel's knowledge, any judgment, decree or order of any court or governmental agency or court or body applicable to the Company or any of the Subsidiaries or any of their respective properties;

                           (vi) Neither the Company nor any of the  Subsidiaries
is in violation of its respective certificate or articles of incorporation or bylaws, or other organizational documents, or to the knowledge of such counsel after reasonable inquiry, is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectus;

                           (vii)  Except  as  described   or   incorporated   by
reference in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company;

                           (viii)  Except for rights which have been waived with
respect to the offering of Class A Common Stock contemplated by the Prospectus, there is no holder of any debt or equity security of the Company or any Subsidiary or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Shares or the right to have any debt or equity securities of the Company included in the registration statements or the right, as a result of the filing of the registration statements, to require registration under the Act of any debt or equity securities of the Company;

                           (ix) The Company has corporate power and authority to
enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company; and

                           (x)  The  execution  and  delivery  of  the  Heritage
Acquisition Agreements, the Lakeland Acquisition Agreements, the Max Media Acquisition Agreements and the Sullivan Acquisition Agreements by the Company have been duly authorized by all necessary corporate action, and the Heritage Acquisition Agreements, the Lakeland Acquisition Agreements, the Max Media Acquisition Agreements and the Sullivan Acquisition Agreements have been duly executed and delivered by the Company and after execution and delivery by the other parties thereto are the legal, valid, binding and enforceable obligations of the Company. To the best knowledge of such counsel, all of the representations and warranties of the Company contained in the Heritage Acquisition Agreements, the Lakeland Acquisition Agreements, the Max Media Acquisition Agreements and the Sullivan Acquisition Agreements are true and correct on and as of the date of this Agreement and on and as of the Closing Date. To the best knowledge of such counsel, there have been no amendments to the Heritage Acquisition Agreements, the Lakeland Acquisition Agreements, the Max Media Acquisition Agreements or the Sullivan Acquisition Agreements subsequent to the date thereof.

         In addition, such opinion shall state that such counsel has not independently verified the accuracy, completeness or fairness of the statements made or the information contained in or incorporated by reference in the Registration Statement or the Prospectus including the Incorporated Documents and such counsel is not passing upon and does not assume any responsibility therefor. In the course of the preparation by the Company and the Subsidiaries of the Registration Statement and the Prospectus including the Incorporated Documents, such counsel has participated in discussions with representatives of the Underwriters and those of the Company and the Subsidiaries and their independent accountants, in which the business and affairs of the Company and the Subsidiaries and the contents of the Registration Statement and the Prospectus (including the Incorporated Documents) were discussed. Based upon the information such counsel gained in the course of such counsel's representation of the Company and the Subsidiaries in connection with their preparation of the Registration Statement and the Prospectus and such counsel's participation in the discussions referred to above, such counsel has no reason to believe that
(i) as of its effective date, the Registration Statement (including the Rule 430A Information, if applicable, and any amendment thereto) or any of the Incorporated Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus, or any amendment or supplement thereto, at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other financial data included in the Registration Statement, the Prospectus or the Incorporated Documents.

         In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States and the law of the State of Maryland, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and the Subsidiaries and certificates of public officials. Furthermore, such counsel may insofar as the opinion relates to any laws other than the laws of the United States of America and the State of Maryland assume, without any independent investigation, that such laws are identical to the laws of the United States of America and the State of Maryland.

                  (d) You shall have received on the Closing Date, an opinion of Wilmer, Cutler & Pickering, securities counsel for the Company, dated the
Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                           (i) The  Company  has been duly  incorporated  and is
validly existing as a corporation in good standing under the laws of the State of Maryland, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect upon its business taken as a whole;

                           (ii) The Company has corporate power and authority to
enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company;

                           (iii) No  consent,  approval,  authorization,  order,
registration or qualification of or with any court or governmental agency or body is required for the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except (i) such as have been obtained under the Act and the Exchange Act and (ii) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters or as may be required by the NASD, as to each of which in clause (ii) such counsel expresses no opinion. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the transactions described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with the terms of the foregoing does not and will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, constitute a default by the Company under, or result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of the Company or any of the Subsidiaries, as the case may be, pursuant to the terms of, any (x) material indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries, as the case may be, is a party or to which any of them or any of their respective properties is subject, (y) the charter, bylaws or other organizational documents of the Company or any of the Subsidiaries, as the case may be, or (z) any statute, rule or regulation or, to the best of such counsel's knowledge, any judgment, decree or order of any court or governmental agency or court or body applicable to the Company or any of the Subsidiaries or any of their respective properties;

                           (iv) To the best knowledge of such counsel, except as
described or referred to in the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of the Subsidiaries is a party, or to which the property of the Company or any of the Subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate result in any material adverse change in the business, financial position, net worth, results of operations or prospects, or materially adversely affect the properties or assets, of the Company and the Subsidiaries taken as a whole or might materially adversely affect the consummation of the transactions contemplated by the Prospectus; and all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties that are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate not to result in a material adverse change in the business, financial position, net worth, results of operations or prospects, or materially adversely affect the properties or assets, of the Company and the Subsidiaries taken as a whole;

                           (v) The  descriptions in the  Registration  Statement
and Prospectus of statutes, legal and governmental proceedings, and contracts and other documents present fairly in all material respects the information required to be shown; and such counsel does not know of any statutes or regulations or any pending or threatened legal or governmental proceedings required to be described in the Prospectus which are not described as required, nor of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the
Registration Statement which are not described or filed as required. Such counsel need express no opinion as to the description of any statute, regulation or proceedings with respect to the regulation of the Company and the Subsidiaries by the Federal Communications Commission;

                           (vi) The authorized and outstanding  capital stock of
the Company is as set forth under the caption "Capitalization" in the Prospectus; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock;"

                           (vii) All the shares of capital  stock of the Company
outstanding prior to the issuance of the Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar right, except as described in the Prospectus;

                           (viii)  The  Shares  to be  issued  and  sold  to the
Underwriters by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Company;

                           (ix) The form of certificates for the Shares conforms
to the requirements of the corporation law of the State of Maryland;

                           (x) The Registration Statement and the Prospectus and
any supplements or amendments thereto as of their respective dates of filing with the Commission, comply as to form in all material respects to the requirements of the Act as applicable to registration statements on Form S-3, except that such counsel, however, need express no opinion as to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus;

                           (xi) The Registration  Statement has become effective
under the Act, any required filing of the Prospectus or any supplement thereto has been made with the Commission pursuant to Rule 424(b), in the manner and within the time period required by Rule 424(b), and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated under the Act;

                           (xii) Upon  delivery  of the Shares to be sold by the
Company pursuant to the Underwriting Agreement and payment therefor as contemplated therein, assuming that the Underwriters are bona fide purchasers within the meaning of the New

York Uniform Commercial Code, the Underwriters will acquire good and marketable title to the Shares to be sold by the Company free and clear of any lien, claim, security interest, or other encumbrance, restriction on transfer or other defect in title;

                           (xiii)  As of the  date  and time  hereof  and  after
application of the net proceeds of sale of the Shares as described in the Prospectus, the Company and each of the Subsidiaries, is not and will not be an "investment company" and is not and will not be controlled by an investment company as the term "investment company" is defined under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                           (xiv)  All  Incorporated  Documents,  when  they were
filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading (except for the financial statements, schedules or other financial data contained in any such document as to which counsel need express no opinion).

         In addition, such opinion shall state that such counsel has not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the Prospectus (including the Incorporated Documents) and, except with respect to the descriptions referred to in paragraphs (v) and (vi) above, such counsel is not passing upon and does not assume any responsibility therefor. In the course of the preparation by the Company of the Registration Statement and the Prospectus (including the Incorporated Documents), such counsel has participated in discussions with representatives of the Underwriters and those of the Company and their independent accountants, in which the business and affairs of the Company and the Subsidiaries and the contents of the Registration Statement and the Prospectus (including the Incorporated Documents) were discussed. Based upon the information such counsel gained in the course of such counsel's representation of the Company in connection with its preparation of the Registration Statement and the Prospectus and such counsel's participation in the discussions referred to above, nothing has come to such counsel's attention that leads them to believe that (i) as of its effective date, the Registration Statement (including the Rule 430A Information, if applicable, and any amendment thereto) or any of the Incorporated Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus, or any amendment or supplement thereto, at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other financial information included in the Registration Statement, the Prospectus or the Incorporated Documents.

         In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, the law of the State of New York, the law of the State of Maryland and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and the Subsidiaries and certificates of public officials.

                  (e) You shall have received on the Closing Date one or more opinions of counsel (who may be in-house counsel) for all of the Selling Stockholders, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                           (i) Each of this Agreement and the Custody  Agreement
has been duly authorized, executed and delivered by or on behalf of each of the Selling Stockholders, and assuming due authorization, execution and delivery of the Custody Agreement by each of the other parties thereto, the Custody Agreement is a valid and binding agreement of each Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms (x) subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and, as to enforceability, to general principles of equity, and (y) except to the extent that rights to indemnity or contribution under the Custody Agreement may be limited by federal and state securities laws or the public policy underlying such laws. By law no spousal consents are needed and to the knowledge of such counsel no agreement, indenture or other instrument exists which would require spousal consents to effectuate the transactions contemplated by this Agreement or the Custody Agreement;

                           (ii) To the knowledge of such  counsel,  each Selling
Stockholder has full legal right, power and authorization, and has obtained any approval required by law, to sell, assign, transfer and deliver good and marketable title to the Shares which such Selling Stockholder has agreed to sell pursuant to this Agreement. Upon delivery and payment for such Shares to be sold by such Selling Stockholder hereunder in accordance with this Agreement, the Underwriters (assuming that they have provided such Shares in good faith and without notice of any adverse claim, and assuming that there are no events or circumstances peculiar to any individual Underwriter which might result in any adverse claim) will acquire good and marketable title to such Shares so sold; and

                           (iii)  Neither  the  execution  and  delivery of this
Agreement or the Custody Agreement by or on behalf of such Selling Stockholder nor the consummation of the transactions herein or therein contemplated by or on behalf of such Selling

Stockholder requires any consent, approval, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Act or such as may be required under state securities or blue sky laws governing the purchase and distribution of the Shares or with the NASD) or conflicts or will conflict with or constitutes or will constitute a breach of, or default under, or violates or will violate, any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling
Stockholder is or may be bound or to which any of such Selling Stockholder's property or assets is subject, or any statute, law, rule, regulation, ruling, judgment, injunction, order or decree applicable to such Selling Stockholder or to any property or assets of such Selling Stockholder.

                  (f) You shall have received on the Closing Date an opinion of Fisher Wayland Cooper Leader & Zaragoza L.L.P., regulatory counsel for the Company, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, in form and substance satisfactory to you to the effect that:

                           (i) Except for such Federal Communications Commission
(the "FCC") approvals that have already been obtained, which approvals, to such counsel's knowledge, are in full force and effect, no FCC approval, authorization, consent or license is required under the Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Communications Laws") for the consummation of the transactions contemplated by this Agreement and the issuance and sale under this Agreement of the Shares. The execution, delivery and performance in accordance with the terms of this Agreement by the Company will not violate the Communications Laws. It should be noted that, under the Communications Laws, FCC approval is required prior to the transfer of control of the Company or any of the Subsidiaries which hold broadcast licenses or the assignment of any FCC licenses or authorizations or prior to the exercise of any voting rights or management authority over the Company or any of the Subsidiaries which hold broadcast licenses to the extent that such exercise constitutes a transfer of control of the Company or any of such Subsidiaries or an assignment of any FCC licenses or authorizations.

                           (ii) The following  Subsidiaries are the licensees of
the respective stations as identified below, and, except as disclosed in the Prospectus, are authorized to own and operate their respective stations:

Subsidiary                                           Station
----------                                           -------
Chesapeake Television                                WBFF(TV)
Licensee, Inc.                                       Baltimore, MD
WTTE, Channel 28 Licensee,                           WTTE(TV)
Inc.                                                 Columbus, OH

Subsidiary                                           Station
----------                                           -------
WPGH Licensee, Inc.                                  WPGH-TV
                                                     Pittsburgh, PA

WCGV Licensee, Inc.                                  WCGV-TV
                                                     Milwaukee, Wisconsin

WTTO Licensee, Inc.                                  WTTO(TV)
                                                     Birmingham, Alabama

WLFL Licensee, Inc.                                  WLFL(TV)
                                                     Raleigh, North Carolina

WTVZ Licensee, Inc.                                  WTVZ-TV
                                                     Norfolk, Virginia

WSTR Licensee, Inc.                                  WSTR-TV
                                                     Cincinnati, Ohio

KSMO Licensee, Inc.                                  KSMO-TV
                                                     Kansas City, MO

WYZZ Licensee Inc.                                   WYZZ(TV)
                                                     Bloomington, Illinois

Superior OK License Corp.                            KOCB(TV)
                                                     Oklahoma City, OK

Superior KY License Corp.                            WDKY-TV
                                                     Danville, KY

WSMH Licensee, Inc.                                  WSMH(TV)
                                                     Flint, MI

SCI-Sacramento Licensee, Inc.                        KOVR(TV)
                                                     Stockton, CA

KDSM Licensee, Inc.                                  KDSM-TV
                                                     Des Moines, IA

KDNL Licensee, Inc.                                  KDNL-TV
                                                     St. Louis, MO

KUPN Licensee, Inc.                                  KUPN(TV)
                                                     Las Vegas, NV

KABB Licensee, Inc.                                  KABB(TV)
                                                     San Antonio, TX

Subsidiary                                           Station
----------                                           -------
WLOS Licensee, Inc.                                  WLOS(TV)
                                                     Asheville, NC

WEAR Licensee, Inc.                                  WEAR(TV), Pensacola, FL

WNNE Licensee, Inc.                                  WNNE(TV), Hartford, Vermont

WPTZ Licensee, Inc.                                  WPTZ(TV), North Pole, NY

WCHS Licensee, Inc.                                  WCHS(TV), Charleston, West Virginia

Sinclair Radio of Los Angeles Licensee, Inc.         KBLA(AM)
                                                     Santa Monica, CA

Sinclair Radio of New Orleans Licensee, Inc.         WWL(AM), New Orleans, Louisiana
                                                     WSMB(AM), New Orleans, Louisiana
                                                     WLMG(FM), New Orleans, Louisiana
                                                     KMEZ(FM), Belle Chasse, Louisiana

Sinclair Radio of Buffalo Licensee, Inc.             WBEN(AM), Buffalo, New York
                                                     WWKB(AM), Buffalo, New York
                                                     WMJQ(FM), Buffalo, New York
                                                     WKSE(FM), Niagara Falls, New York
                                                     WGR(AM), Buffalo, New York
                                                     WWWS (AM), Buffalo, New York

Sinclair Radio of Memphis Licensee, Inc.             WJCE(AM), Memphis, Tennessee
                                                     WRVR-FM, Memphis, Tennessee
                                                     WOGY-FM, Germantown, Tennessee

Sinclair Radio of Nashville Licensee, Inc.           WLAC(AM), Nashville, Tennessee
                                                     WLAC-FM, Nashville, Tennessee
                                                     WJZC(FM), Russellville, Kentucky

Sinclair Radio of Wilkes-Barre Licensee, Inc.        WGBI(AM), Scranton, Pennsylvania
                                                     WILK(AM), Wilkes-Barre, Pennsylvania
                                                     WGGY(FM), Scranton, Pennsylvania
                                                     WKRZ(FM), Wilkes-Barre, Pennsylvania
                                                     WILP(AM), West Hazelton, Pennsylvania
                                                     WWFH(FM), Freeland, Pennsylvania
                                                     WKRF(FM), Tobyhanna, Pennsylvania
                                                     WWSH(FM), Pittston, Pennsylvania
                                                     WGGI(FM) Benton, Pennsylvania

Sinclair Radio of St. Louis Licensee, Inc.           WVRV(FM), East St. Louis, Illinois
                                                     KPNT(FM), St. Genevieve, Missouri
                                                     WRTH(AM), St. Louis, MO
                                                     WIL-FM, St. Louis, MO
                                                     KIHT(FM), St. Louis, MO

Subsidiary                                           Station
----------                                           -------
Sinclair Radio of Kansas City Licensee, Inc.         KXTR(FM), Kansas City, MO
                                                     KCFX-FM, Harrisonville, MO
                                                     KCIY (FM), Liberty, MO
                                                     KCAZ (AM), Mission, KS
                                                     KQRC (FM), Leavenworth, KS

Sinclair Radio of Milwaukee Licensee, Inc.           WEMP(AM), Milwaukee, WI
                                                     WMYX(FM), Milwaukee, WI
                                                     WAMG(FM), Wauwatosa, WI

Sinclair Radio of Norfolk Licensee, Inc.             WGH(FM), Newport News, VA
                                                     WGH(AM), Newport News, VA
                                                     WVCL(FM), Norfolk, VA

Sinclair Radio of Portland Licensee, Inc.            KFXX (AM), Vancouver, WA
                                                     KKSN-FM, Portland, OR
                                                     KKRH(FM), Salem, OR

Sinclair Radio of Rochester Licensee, Inc.           WBBF(AM), Rochester, NY
                                                     WBEE-FM, Rochester, NY
                                                     WKLX (FM), Rochester, NY
                                                     WQRV(FM), Avon, NY

To such counsel's knowledge, all of the licenses held by the subsidiaries identified in this paragraph (ii) necessary to operate their respective stations (the "FCC Material Licenses") are valid and in full force and effect. The stations identified in this paragraph (ii) are collectively referred to as the "Stations."

                           (iii)  To  the  best  of  such  counsel's  knowledge,
Baltimore (WNUV-TV) Licensee, Inc. is the licensee of WNUV-TV, Baltimore, Maryland; WVTV Licensee, Inc. is the licensee of WVTV(TV), Milwaukee, Wisconsin; WPTT, Inc. is the licensee of WCWB(TV), Pittsburgh, Pennsylvania; Raleigh (WRDC-TV) Licensee, Inc. is the licensee of WRDC(TV), Durham, North Carolina; River City License Partnership is the licensee of WTTV(TV), Bloomington, Indiana and WTTK(TV), Kokomo, Indiana; Anderson (WFBC-TV) Licensee, Inc. is the licensee of WFBC-TV, Anderson, South Carolina; San Antonio (KRRT-TV) Licensee, Inc. is the licensee of KRRT(TV), Kerrville, Texas; Tiab Communications Corporation is the licensee of WILT(AM), Mt. Pocono, Pennsylvania; WDBB-TV, Inc. is the licensee of WDBB(TV), Tuscaloosa, Alabama; Birmingham (WABM-TV) Licensee, Inc., is the licensee of WABM(TV), Birmingham, Alabama; Phase II Broadcasting, Inc. is the licensee of WLTS-FM, Slidell, Louisiana and WTKL(FM), New Orleans, Louisiana and Television Fit for Life, Inc. is the licensee of WFGX(TV), Ft. Walton Beach, Florida; and Champlain Valley Telecasting, Inc. is the permittee of WFFF(TV), Burlington, Vermont. To the best of such counsel's knowledge, Baltimore (WNUV-TV) Licensee, Inc., WVTV Licensee, Inc., WPTT, Inc., Raleigh (WRDC-TV) Licensee, Inc., River City License Partnership,

Anderson (WFBC-TV) Licensee, Inc., San Antonio (KRRT-TV) Licensee, Inc., Tiab Communications Corporation, WDBB-TV, Inc., Birmingham (WABM-TV) Licensee, Inc., Phase II Broadcasting, Inc., Television Fit for Life, Inc. and Champlain Valley Telecasting, Inc. (collectively the "LMA Station Licensees"), except as disclosed in the Prospectus, are authorized to own and operate their respective LMA stations identified in this Paragraph (iii) (each individually a "LMA Station" and collectively the "LMA Stations". To such counsel's knowledge, the licenses or permits held by the LMA Station Licensees to own and operate their respective LMA Stations are valid and in full force and effect.

                           (iv) Except as set forth in the  Prospectus,  to such
counsel's knowledge, there are no proceedings pending or threatened in writing under the Communications Laws that are specifically directed against the Company, the Subsidiaries, or the Stations before or by the FCC or any court having jurisdiction over matters arising under the Communications Laws, relating to any invalidity, revocation, or modification of any FCC Material Licenses, wherein an unfavorable ruling, decision, or finding would materially and adversely change the financial condition, business or properties of the Company and the Subsidiaries individually or taken as a whole. To such counsel's knowledge, based solely upon such counsel's examination of records available for public inspection at the FCC in Washington, D.C., the Stations are operating in compliance with their FCC Material Licenses, except possibly for noncompliance that would not have a material adverse effect on the financial condition, business or properties of the Company and the Subsidiaries individually or taken as a whole.

                           (v)  The  statements  in  the  Prospectus  under  the
captions (a) "RISK FACTORS--Competition" "--Impact of New Technologies," "--Governmental Regulations; Necessity of Maintaining FCC Licenses," "--Multiple Ownership Rules and Effect on LMAs," and "--LMAs - Rights of Preemption and Termination" and (b) "BUSINESS OF SINCLAIR-- Federal Regulation of Television and Radio Broadcasting" insofar as such statements constitute a summary of material Communications Laws and material proceedings, fairly and in all material respects present the information contained under such captions in light of the circumstances in which such statements are made, and to the extent they constitute matters of law and legal conclusions under the Communications Laws, fairly and in all material respects accurately present the information contained under such captions in light of the circumstances in which such statements are made.

         Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and the Subsidiaries and certificates of public officials.

                  (g) You shall have received on the Closing Date an opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, with respect to the matters agreed upon. In addition, such opinion shall also state the following: In the course of the preparation by the Company of the Registration Statement and the Prospectus, such counsel participated in conferences with certain of the officers and representatives of, and the independent public accountants for, the Company, at which the Registration Statement and the Prospectus were discussed. Between the date of effectiveness of the Registration Statement and the time of delivery of such opinion, such counsel attended additional conferences with certain of the officers and representatives of the Company, at which the contents of the Prospectus were discussed to a limited extent. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel is not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has not made any independent check or verification thereof. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to above, including information obtained from officers and other representatives of, and the independent public accountants for, the Company, no facts have come to such counsel's attention that cause such counsel to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus as of its effective date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. Also, subject to the foregoing, no facts have come to such counsel's attention in the course of proceedings described in the second sentence of this paragraph that cause such counsel to believe that the Prospectus, at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. Such counsel express no view or belief, however, with respect to financial statements, notes or schedules thereto or other financial information included in or omitted from the Registration Statement or Prospectus.

                  In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, the law of the State of New York, and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and the Subsidiaries and certificates of public officials.

                  (h) You shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Arthur

Andersen LLP, KPMG Peat Marwick and Price Waterhouse LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

                  (i) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 10(i) and in Sections 10(j) and 10(p) hereof.

                  (j) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements contained in this Agreement and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (k) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received certificates, dated the Closing Date and signed by or on behalf of each Selling Stockholder to the effect set forth in this Section 10(k) and in Section 10(l) hereof.

                  (l) The Selling Stockholders shall not have failed at or prior to the Closing Date to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

                  (m) The Shares shall have been listed or approved for listing upon notice of issuance on the Nasdaq National Market.

                  (n) The Company shall have furnished to you "lock-up" letters, in form and substance satisfactory to you, signed by each of its current officers and directors and each of its stockholders designated by you; provided that no Selling Stockholder shall be required to provide a lock-up letter.

                  (o) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any class of securities of the Company or any of its Subsidiaries, or (ii) it is reviewing its ratings assigned to any class of securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

                  (p) The Company shall have furnished or caused to be furnished to the Underwriters such further certificates and documents as the Underwriters shall have requested.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

         Any certificate or document signed by any officer of the Company or any Attorney-in-Fact or any Selling Stockholder and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company, such Attorney-in-Fact or such Selling Stockholder, as the case may be, to each Underwriter as to the statements made therein.

         The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 10, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in Sections 10(c) through 10(h) and Sections 10(k) and 10(p) shall be dated the Option Closing Date in question and the opinions called for by Sections 10(c), 10(d), 10(e) and 10(g) shall be revised to reflect the sale of Additional Shares.

         11. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them and this Agreement; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prepricing Prospectus, the Prospectus, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the listing of the Shares on the Nasdaq National Market; (vi) the lodging, meals and expenses incurred by or on behalf of the Company's officers in connection with presentations to prospective purchasers of the Shares; (vii) the registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); and (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Stockholders.

         12. Effective Date of Agreement. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statements or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or may be terminated by you, as Representatives of the several Underwriters, by notifying the Company and the Selling Stockholders.

         If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule II hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc. to purchase the Shares which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you, the Company and the Selling Stockholders for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or any Selling Stockholder. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule II hereto who, with your approval and the approval of the Company, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

         Any notice under this Section 12 may be given by fax, telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         13. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company or any Selling Stockholder, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) trading in the Class A Common Stock on the Nasdaq National Market shall have been suspended or materially limited, (iii) a general moratorium on commercial banking activities in New York or Maryland shall have been declared by either federal or state authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Company by fax, telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         14. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first, third and seventh paragraphs under the caption "Underwriting" in the prospectus supplement relating to the offering of the Shares included in any Prepricing Prospectus and in the Prospectus constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 7(b) and 9 hereof.

         15. Miscellaneous. Except as otherwise provided in Sections 5, 12 and 13 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 2000 West 41st

Street, Baltimore, Maryland 21211, Attention: David D. Smith, President, with a copy to Sinclair Communications, Inc. 2000 West 41st Street, Baltimore, MD 21211, Attention: General Counsel and a copy to Thomas & Libowitz, P.A., 100
Light  Street,  Suite 1100,  Baltimore,  Maryland  21202,  Attention:  Steven A.
Thomas, Esq., with a copy to Wilmer, Cutler & Pickering, 2445 M Street, Washington, D.C. 20037, Attention: John B. Watkins, Esq.; (ii) if to the Selling Stockholders, to the addresses set forth on Schedule III hereto with a copy to Edwards & Angell, 101 Federal Street, Boston, MA 02110, Attention: Nicholas S. Hodge, Esq.; or (iii) if to you, as Representatives of the several Underwriters, c/o Smith Barney Inc., 388 Greenwich Street, New York, New York 10013,
Attention: Manager, Investment Banking Division, with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004,
Attention: Valerie Ford Jacob, Esq.

         This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section 9 hereof and the Selling Stockholders and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

         16. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         Please confirm that the foregoing correctly sets forth the agreement between the Company, the Selling Stockholders and the several Underwriters.

                        Very truly yours,

                        SINCLAIR BROADCAST GROUP, INC.

                        By: /s/ David B. Amy
                             ------------------------------------
                             Name: David B. Amy
                             Title: Chief Financial Officer


                        BANCBOSTON INVESTMENTS, INC.

                        By:  /s/ Lars A. Swanson
                             ------------------------------------
                             Name: Lars A. Swanson
                             Title: Vice President


                        PYRAMID VENTURES, INC.

                        By:  /s/ Brian Talbot
                             ------------------------------------
                             Name: Brian Talbot
                             Title: Managing Director


                        BOSTON VENTURES LIMITED PARTNERSHIP IV

                        By: /s/ Boston Ventures Company Limited Partnership IV
                           ----------------------------------------------------,
                            its General Partner


                        By:  /s/ Roy T. Coppedge
                             ------------------------------------
                             Name:
                             Title:


                        BOSTON VENTURES LIMITED PARTNERSHIP IVA

                        By: /s/ Boston Ventures Company Limited Partnership IV
                           ----------------------------------------------------,
                            its General Partner


                        By:  /s/ Roy T. Coppedge
                             ------------------------------------
                             Name:
                             Title:


                        MARCUS, MR. LARRY D.

                        By:  /s/ Larry D. Marcus
                             ------------------------------------
                             Name:
                             Title:

                        MARCUS INVESTMENTS, L.P.

                        By: /s/ Larry D. Marcus
                            ------------------------------------,
                            its General Partner


                        By:
                             ------------------------------------
                             Name:
                             Title:


Confirmed as of the date first above
mentioned on behalf of themselves
and the other several Underwriters
named in Schedule II hereto.



SMITH BARNEY INC.,

as Representatives of the several Underwriters



By:  SMITH BARNEY INC.

By: /s/ Michael Levy
    --------------------------------------
     Name: Michael Levy
     Title: Associate

                                   SCHEDULE I

                         SINCLAIR BROADCAST GROUP, INC.


                                                                      Number of Firm Shares:
Selling Stockholder                                                    Class A Common Stock
-------------------                                                    --------------------
BancBoston Investments, Inc.                                                475,369
Pyramid Ventures, Inc.                                                      483,778
Boston Ventures Limited Partnership IV                                      549,020
Boston Ventures Limited Partnership IVA                                     386,328
Marcus, Mr. Larry D.                                                         92,995
Marcus Investments, L.P.                                                     42,697

                                                      Total:              2,030,187
                                                      ------




                                                                   Number of Additional Shares:
Selling Stockholder                                                    Class A Common Stock
-------------------                                                    --------------------
BancBoston Investments, Inc.                                                 71,305
Pyramid Ventures, Inc.                                                       72,567
Boston Ventures Limited Partnership IV                                       82,353
Boston Ventures Limited Partnership IVA                                      57,949
Marcus, Mr. Larry D.                                                         13,949
Marcus Investments, L.P.                                                      6,405

                                                      Total:                304,528
                                                      ------

                                   SCHEDULE II

                         SINCLAIR BROADCAST GROUP, INC.

    Underwriter                                         Number of Firm Shares
    -----------                                         ---------------------

Smith Barney Inc.                                                1,975,924
BT Alex. Brown Incorporated                                      1,317,500
Credit Suisse First Boston Corporation                             988,200
Bear, Stearns & Co. Inc.                                           576,341
Furman Selz LLC                                                    576,341
Goldman, Sachs & Co.                                               576,341
Lehman Brothers Inc.                                               289,770
NationsBanc Montgomery Securities LLC                              289,770

Allen & Company Incorporated                                       160,000
CIBC Oppenheimer Corp.                                             160,000
A.G. Edwards & Sons, Inc.                                          160,000
Legg Mason Wood Walker, Incorporated                               160,000
Prudential Securities Incorporated                                 160,000
Schroder & Co. Inc.                                                160,000
UBS Securities LLC                                                 160,000
Wasserstein Perella Securities, Inc.                               160,000
Wheat First Securities, Inc.                                       160,000



                                                            -------------------
                                                      Total:     8,030,187
                                                      ------

                                  SCHEDULE III

                         SINCLAIR BROADCAST GROUP, INC.

Selling Stockholder                             Deliver All Notices to:
-------------------                             -----------------------

BancBoston Investments, Inc.                    175 Federal Street, 10th Floor
                                                Boston, MA 02110
                                                Attention: Lars Swanson

Pyramid Ventures, Inc.                          Bankers Trust
                                                130 Liberty Street, 25th Floor
                                                New York, NY 10006
                                                Attention: Ethan Falcove

Boston Ventures Limited Partnership IV          1 Federal St., 23rd Floor
                                                Boston, MA 02110
                                                Attention: Elizabeth Flynn

Boston Ventures Limited Partnership IVA         1 Federal St., 23rd Floor
                                                Boston, MA 02110
                                                Attention: Elizabeth Flynn

Marcus, Mr. Larry D.                            Marcus Investments, L.P.
                                                34 West Brentmoor Park
                                                Clayton, MO 63105
                                                Attention: Larry Marcus

Marcus Investments, L.P.                        Marcus Investments, L.P.
                                                34 West Brentmoor Park
                                                Clayton, MO 63105
                                                Attention: Larry Marcus

                                    EXHIBIT A

                         SINCLAIR BROADCAST GROUP, INC.

Chesapeake Television, Inc.
Chesapeake Television Licensee, Inc.
Cresap Enterprises, Inc.
FSF-TV, Inc.
KABB Licensee, Inc.
KDNL Licensee, Inc.
KDSM, Inc.
KDSM Licensee, Inc.
KLGT Licensee, Inc.
KSMO, Inc.
KSMO Licensee, Inc.
KUPN Licensee, Inc.
SCI-Indiana Licensee, Inc.
SCI-Sacramento Licensee, Inc.
Sinclair Acquisition I, Inc.
Sinclair Acquisition II, Inc.
Sinclair Capital (Delaware statutory trust)
Sinclair Communications, Inc.
Sinclair Radio of Albuquerque, Inc.
Sinclair Radio of Albuquerque Licensee, Inc.
Sinclair Radio of Buffalo, Inc.
Sinclair Radio of Buffalo Licensee, Inc.
Sinclair Radio of Greenville, Inc.
Sinclair Radio of Greenville Licensee, Inc.
Sinclair Radio of Kansas City Licensee, Inc.
Sinclair Radio of Los Angeles, Inc.
Sinclair Radio of Los Angeles Licensee, Inc.
Sinclair Radio of Milwaukee Licensee, Inc.
Sinclair Radio of Memphis, Inc.
Sinclair Radio of Memphis Licensee, Inc.
Sinclair Radio of Nashville, Inc.
Sinclair Radio of Nashville Licensee, Inc.
Sinclair Radio of New Orleans, Inc.
Sinclair Radio of New Orleans Licensee, Inc.
Sinclair Radio of Norfolk Licensee, Inc.
Sinclair Radio of St. Louis, Inc.
Sinclair Radio of St. Louis Licensee, Inc.

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Sinclair Radio of Portland Licensee, Inc.
Sinclair Radio of Rochester Licensee, Inc.
Sinclair Radio of Wilkes-Barre, Inc.
Sinclair Radio of Wilkes-Barre Licensee, Inc.
Superior Communications of Kentucky, Inc.
Superior Communications of Oklahoma, Inc.
Superior KY License Corp.
Superior OK License Corp.
Tuscaloosa Broadcasting, Inc.
Tuscaloosa Broadcasting Licensee, Inc.
WCGV, Inc.
WCGV Licensee, Inc.
WCHS Licensee, Inc.
WDBB, Inc.
WEAR Licensee, Inc.
WLFL, Inc.
WLFL Licensee, Inc.
WLOS Licensee, Inc.
WNNE Licensee, Inc.
WPGH, Inc.
WPGH Licensee, Inc.
WPTZ Licensee, Inc.
WSMH, Inc.
WSMH Licensee, Inc.
WSTR, Inc.
WSTR Licensee, Inc.
WSYX, Inc.
WTTE, Channel 28, Inc.
WTTE, Channel 28 Licensee, Inc.
WTTO, Inc.
WTTO Licensee, Inc.
WTVZ, Inc.
WTVZ Licensee, Inc.
WYZZ, Inc.
WYZZ Licensee, Inc.

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